Exhibit 10.1

Execution Version

INCREMENTAL JOINDER AGREEMENT

This INCREMENTAL JOINDER AGREEMENT, dated as of September 29, 2025 (this “Agreement”), by and among JEFFERIES FINANCE LLC (the “Incremental Lender”), BALLY’S CORPORATION, a Delaware corporation (the “Borrower”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 1, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of June 23, 2023, that certain Second Amendment to Credit Agreement, dated as of May 14, 2025, that certain Third Amendment to Credit Agreement, dated as of September 11, 2025 and as further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, Deutsche Bank AG New York Branch, as collateral agent, and the other parties from time to time party thereto;

WHEREAS, pursuant to Section 2.12 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request an increase in the aggregate principal amount of any existing Tranche of Revolving Commitments in the form of Incremental Existing Tranche Revolving Commitments;

WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to incur Incremental Existing Tranche Revolving Commitments in the form of additional Amendment No. 3 Revolving Commitments pursuant to Section 2.12 of the Credit Agreement; and

WHEREAS, the Incremental Lender is agreeable to providing the Amendment No. 3 Revolving Commitments;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes Deutsche Bank AG New York Branch to act as Collateral Agent on its behalf for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Credit Parties to secure any of the Secured Obligations, together with such powers and discretions as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

The Incremental Lender hereby agrees to commit to provide its Incremental Existing Tranche Revolving Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below. The aggregate principal amount of the Incremental Existing Tranche Revolving Commitments is $50,000,000.

The Incremental Lender hereby agrees to make its Commitment on the following terms and conditions:

1.	Terms Generally. For all purposes under the Credit Agreement and the other Credit Documents (including this Agreement), the Incremental Existing Tranche Revolving Commitments and the related Incremental Revolving Loans provided pursuant to this Agreement shall have the same terms as, and be treated as, the Amendment No. 3 Revolving Commitments and Revolving Loans made under the Amendment No. 3 Revolving Commitments, as applicable. From and after the Incremental Joinder Effective Date, the Amendment No. 3 Revolving Commitments of the Incremental Lender shall constitute an incurrence utilizing the Incremental Amount pursuant to Section 2.12 of the Credit Agreement (unless this Agreement is terminated by the Borrower without the Incremental Availability Effective Date having occurred).

2.	Incremental Lender. The Incremental Lender acknowledges and agrees that upon its execution of this Agreement and the providing of the Incremental Existing Tranche Revolving Commitments contemplated hereby, that the Incremental Lender shall become a “Lender” and a “Revolving Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and a Revolving Lender thereunder. For purposes of this Agreement and the other Credit Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

3.	Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Existing Tranche Revolving Commitments contemplated hereby shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

4.	Representations. The Borrower hereby represents and warrants:

i.	The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct in all respects on such dates; and

ii.	No Default or Event of Default exists on the date hereof before and after giving effect to the Incremental Existing Tranche Revolving Commitments contemplated hereby.

5.	Consents. Effective as of the Incremental Availability Effective Date, notwithstanding anything to the contrary in the Credit Agreement, including, without limitation, Section 10.01, Section 10.04 and the first parenthetical in Section 10.05(c) of the Credit Agreement, the Incremental Lender hereby irrevocably (a) consents to the sale, contribution or other disposition of the owned or leased Real Property consisting of all or part of the Twin River Casino (and/or any individual parcels or land plots thereof) and any and all related assets and property (and/or the Equity Interests in one or more Persons that own all or a portion of such assets) pursuant to one or more sale and leaseback transactions or contribution and leaseback transactions (the “Twin River Lincoln Transaction”), (b) waives any requirement in the Credit Agreement to make any mandatory prepayment or mandatory commitment reduction of any Loans or Commitments with, or in the amount of, the Net Available Proceeds of the Twin River Lincoln Transaction or otherwise as a result of the Twin River Lincoln Transaction, (c) consents to any Credit Party or Restricted Subsidiary granting, extending or otherwise making a guaranty of collection for the Indebtedness of any purchaser, acquiror or transferee in the Twin River Lincoln Transaction to finance a “debt financed distribution” (or similar payment, distribution or disbursement) of all or a portion of the consideration for the Twin River Lincoln Transaction and (d) consents to any or all of the covenants and restrictions set forth in Sections 10.08(b) and/or (c) of the Credit Agreement (as amended by the Third Amendment) being modified to apply in favor of all Lenders upon receipt of consent of the requisite Term Lenders (the “Twin River Lincoln Transaction Consent”).

6.	Assignments. On the Incremental Availability Effective Date (as defined below), each of the Lenders with Amendment No. 3 Revolving Commitments shall assign to the Incremental Lender and the Incremental Lender shall purchase from each of the Lenders with Amendment No. 3 Revolving Commitments, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Incremental Availability Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Loans will be held by existing Revolving Lenders and the Incremental Lender ratably in accordance with their Amendment No. 3 Revolving Commitments after giving effect to the addition of such new Incremental Existing Tranche Revolving Commitments to the Amendment No. 3 Revolving Commitments. The trade date and the effective date of all such assignments shall be the Incremental Availability Effective Date. By their execution hereof, each of the Borrower, each L/C Lender, the Swingline Lender and the Administrative Agent hereby consent to all such assignments to and purchases by the Incremental Lender.

On the Incremental Availability Effective Date the Borrower shall make all payments in respect of the existing Amendment No. 3 Revolving Commitments and Amendment No. 3 Revolving Loans outstanding on the Incremental Availability Effective Date (immediately prior to giving effect to this Agreement) (including principal, interest, fees and other amounts) to each Revolving Lender that holds existing Amendment No. 3 Revolving Commitments and/or existing Amendment No. 3 Revolving Loans, in each case, which have accrued to but excluding the Incremental Availability Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid from and after the Incremental Availability Effective Date to the relevant assignee, as applicable.

7.	Conditions to Effectiveness of this Agreement. This Agreement shall become effective and binding on the parties hereto on the date when each of the conditions set forth in this Section 7 shall have been fulfilled or waived (such date, the “Incremental Joinder Effective Date”):

(a)	Execution of Counterparts. The Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of each of (a) the Borrower, (b) the Administrative Agent, (c) each L/C Issuer, (d) the Swingline Lender and (e) the Incremental Lender.

(b)	No Default. No Default or Event of Default shall have occurred and be continuing or would exist immediately after giving effect to this Agreement.

(c)	Representations and Warranties. The representations and warranties set forth in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Incremental Joinder Effective Date as if made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such dates.

(d)	Know Your Customer. The Incremental Lender shall have received at least three (3) Business Days prior to the Incremental Joinder Effective Date all documentation and other information reasonably requested in writing at least ten (10) Business Days prior to the Incremental Joinder Effective Date by the Incremental Lender that the Incremental Lender reasonably determine is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act.

(e)	Beneficial Ownership Regulation. The Incremental Lender shall have received, at least two (2) Business Days prior to the Incremental Joinder Effective Date (or such later date as agreed to by the Incremental Lender), a Beneficial Ownership Certification in relation to Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation to the extent requested not less than ten (10) Business Days prior to the Incremental Joinder Effective Date.

(f)	Approvals of Gaming/Racing Authorities. Borrower shall have received all necessary approvals from Gaming/Racing Authorities for the effectiveness of this Agreement and shall have delivered written notice to the Administrative Agent and the Incremental Lender confirming that all such approvals have been received. For the avoidance of doubt, the signature page of Borrower hereto shall only be deemed to be delivered, and this document shall only be deemed executed by Borrower, upon receipt of any required regulatory approvals.

8.	Conditions to Effectiveness of the Incremental Existing Tranche Revolving Commitments. The provision of the Incremental Lender’s Amendment No. 3 Revolving Commitments shall become effective on the date when each of the conditions set forth in this Section 8 shall have been fulfilled or waived (such date, the “Incremental Availability Effective Date”):

(a)	Incremental Joinder Effective Date. The Incremental Joinder Effective Date shall have occurred prior to or is occurring substantially simultaneously with the Incremental Availability Effective Date.

(b)	Amendment No.3 Extension Effective Date. The Amendment No. 3 Extension Effective Date under and as defined in Amendment No. 3 shall have occurred prior to or is occurring substantially simultaneously with the Incremental Availability Effective Date.

(c)	No Default. No Default or Event of Default shall have occurred and be continuing or would exist immediately after giving effect to the Incremental Existing Tranche Revolving Commitments contemplated by this Agreement.

(d)	Representations and Warranties. The representations and warranties set forth in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Incremental Availability Effective Date as if made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such dates.

(e)	Commitment Fee. As consideration for the commitment to provide Amendment No. 3 Revolving Commitments, Borrower agrees to pay (or cause to be paid) to the Incremental Lender a commitment fee equal to 0.375% of the amount of the Incremental Lender’s Amendment No. 3 Revolving Commitments on the Incremental Availability Effective Date.

(f)	Structuring Fee. The Administrative Agent shall have received, for the ratable benefit of the Incremental Lender or its designated Affiliates, a structuring fee in the amount of 2.00% of the aggregate principal amount of all of the Amendment No. 3 Revolving Commitments of the Incremental Lender on the Incremental Availability Effective Date.

9.	Notice. For purposes of the Credit Agreement, the initial notice address of the Incremental Lender shall be as set forth below its signature below.

10.	Incremental Lender Tax Forms. For the Incremental Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Incremental Lender may be required to deliver to the Administrative Agent pursuant to Section 5.06 of the Credit Agreement.

11.	Recordation. Upon the Incremental Availability Effective Date, the Administrative Agent will record the Incremental Existing Tranche Revolving Commitments and the Incremental Revolving Loans made by the Incremental Lender, if any, in the Register.

12.	Reference to and Effect on the Credit Documents.

(a)	On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Agreement.

(b)	This Agreement shall constitute a “Credit Document” as defined in the Credit Agreement.

(c)	This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of the Borrower or any Guarantor from any of its obligations and liabilities under the Credit Agreement or the other Credit Documents.

13.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

14.	Consents and Agreements Irrevocable.

(a)	The Incremental Lender agrees that its agreements, commitments, consents and waivers in this Agreement are irrevocable and shall be binding on all successors, assigns and participants of the Incremental Lender.

(b)	Without limiting clause (a) above, the Incremental Lender agrees that its consents, waivers and agreements in Section 5 of this Agreement (including, without limitation, its Twin River Lincoln Transaction Consent) and, to the extent applicable to it, Article 4 of the Third Amendment, shall be irrevocable and remain in effect until the earlier of (x) the date that is five (5) years after the Closing Date and (y) the date on which the Amendment No. 3 Revolving Commitments provided by the Incremental Lender under this Agreement are permanently terminated, and such Twin River Lincoln Transaction Consent shall be binding on all successors, assigns and participants of the Incremental Lender.

15.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

16.	GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

17.	SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTIONS 13.09(b), 13.09(c), 13.09(d), AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

18.	Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

19.	Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.

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JEFFERIES FINANCE LLC,
as Incremental Lender

By:	/s/ John Koehler
	Name:	John Koehler
	Title:	Managing Director

Notice Information:

Address:	520 Madison Avenue, New York, NY 10022
Telephone:	+1 (212) 284-2406
Mob:	+1 (267) 337-3032
Fax:	N/A
Email:	JFIN.Notices@jefferies.com
Attention:	Brittany Holzwanger

[Signature Page to Incremental Joinder Agreement]

BALLY’S CORPORATION,
as Borrower

By:	/s/ Craig L. Eaton
	Name:	Craig L. Eaton
	Title:	Senior Vice President and Secretary

[Signature Page to Incremental Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Suzan Onal
	Name:	Suzan Onal
	Title:	Director

[Signature Page to Incremental Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Swingline Lender and L/C Lender

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Suzan Onal
	Name:	Suzan Onal
	Title:	Director

[Signature Page to Incremental Joinder Agreement]

SCHEDULE A
TO JOINDER AGREEMENT

Name of Incremental Lender	Amount of Incremental Existing Tranche Revolving Commitment
Jefferies Finance LLC	$50,000,000
Total: $50,000,000